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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 21, 2004
                                                         ----------------


                          FRANKFORT FIRST BANCORP, INC.
          -------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                         0-26360              61-1271129
------------------------------------     --------------      -------------------
  (State or Other Jurisdiction of         (Commission         (I.R.S. Employer
   Incorporation or Organization           File Number       Identification No.)



       216 W. Main Street, Frankfort, Kentucky             40601
      ----------------------------------------           ----------
      (Address of Principal Executive Offices)           (Zip Code)



       Registrant's telephone number, including area code: (502) 223-1638

                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
--------------------------------------------------------

     On October 21, 2004, Frankfort First Bancorp, Inc. issued a press release announcing its unaudited financial results for the three month period ended September 30, 2004. For more information, reference is made to the Company's press release dated October 21, 2004, a copy of which is attached to this Report as Exhibit 99 and is furnished herewith.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
---------------------------------------------

        (a) Not applicable

        (b) Not applicable


        (c) The following exhibit is furnished herewith:


            Exhibit 99       Press Release dated October 21, 2004




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FRANKFORT FIRST BANCORP, INC.



Date: October 21, 2004             By: /s/ R. Clay Hulette
                                      ------------------------------------------
                                      R. Clay Hulette
                                      Vice President and Chief Financial Officer